UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-09439	74-2157138
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 San Bernardo, Laredo, Texas		78040-1359
(Address of principal executive offices)		(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2017, International Bancshares Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company submitted the following proposals to its shareholders for a vote:

(1)         To elect nine (9) directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)         To ratify the appointment of RSM US LLP as independent auditors for the fiscal year ending December 31, 2017;

(3)         To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executives as described in the Compensation, Discussion and Analysis and the tabular disclosure regarding named executive officer compensation in the Proxy Statement; and

(4)         To consider and reapprove the performance goals included in the 2013 Management Incentive Plan, in accordance with the periodic reapproval requirements of Internal Revenue Code Section 162(m).

The following table lists the final voting results for Proposals 1, 2, 3 and 4 at the Annual Meeting:

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
Election of Directors

Javier De Anda	53,267,048		214,150		10,390,987
Irving Greenblum	49,453,309		4,027,889		10,390,987
Douglas B. Howland	53,195,847		285,351		10,390,987
Peggy J. Newman	51,294,455		2,186,743		10,390,987
Dennis E. Nixon	52,262,153		1,219,045		10,390,987
Larry A. Norton	53,195,493		285,705		10,390,987
Roberto R. Resendez	53,405,175		76,023		10,390,987
Leonardo Salinas	51,272,232		2,208,966		10,390,987
Antonio R. Sanchez, Jr.	53,295,559		185,639		10,390,987

Ratification of RSM US LLP	59,984,056	251,803		25,339	3,695,983

Non-binding Advisory Resolution on Compensation	53,120,827	327,440		32,384	10,390,989

Reapprove the Performance Goals of the 2013 MIP	52,976,592	479,343		34,258	10,390,987

Based on the foregoing results, each director nominee was elected by a majority vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections.  Proposal 2, 3 and 4 were approved by majority vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and Chairman of the Board

Date: May 18, 2017